Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2002-VT1
Composition of Contract Pool
at December 31, 2004

                                                     Weighted       Weighted          Average
                                       Current        Average        Average         Required
                          Number      Required       Original       Remaining         Payoff
                           of          Payoff          Term           Term            Amount
                        Contracts      Amount         (Range)        (Range)          (Range)
                        ---------   ------------   ------------   ------------   ------------------
                          26,829    $144,828,138   59.37 months   19.66 months         5,398
                                                                                 ($0 to $4,196,789)

Type of Contract
at December 31, 2004

                                  % of                    % of
                                  Total    Required     Required
                        Number   Number     Payoff       Payoff
                          of       of       Amount       Amount
                        ------   ------   -----------   --------
True Leases             16,471    61.39    97,158,352     67.09%
Finance Lease           10,358    38.61    47,669,786     32.91
                        ------   ------   -----------    ------
   Total                26,829   100.00%  144,828,138    100.00%
                        ======   ======   ===========    ======

CIT Equipment Collateral 2002-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2004

                                      % of
                                      Total                     % of
                          Number      Number      Required    Required
                            of         of          Payoff      Payoff
State                   Contracts   Contracts      Amount      Amount
-----                   ---------   ---------   -----------   --------
Alabama                      257       0.96%        735,987     0.51%
Alaska                        54       0.20         127,647     0.09
Arizona                      349       1.30         964,438     0.67
Arkansas                     127       0.47         273,252     0.19
California                 3,552      13.24      15,533,635    10.73
Colorado                     527       1.96       1,807,843     1.25
Connecticut                  419       1.56       2,973,386     2.05
Delaware                     119       0.44         382,749     0.26
District of Columbia          89       0.33         133,196     0.09
Florida                    1,859       6.93       6,295,200     4.35
Georgia                      708       2.64       5,145,518     3.55
Hawaii                        67       0.25         160,269     0.11
Idaho                         76       0.28         214,368     0.15
Illinois                     824       3.07      11,054,544     7.63
Indiana                      337       1.26       1,936,085     1.34
Iowa                         162       0.60         974,565     0.67
Kansas                       133       0.50         827,833     0.57
Kentucky                     168       0.63         563,952     0.39
Louisiana                    250       0.93       1,244,803     0.86
Maine                         41       0.15          54,279     0.04
Maryland                     555       2.07       2,095,426     1.45
Massachusetts              1,055       3.93       5,350,621     3.69
Michigan                     853       3.18       6,011,365     4.15
Minnesota                    474       1.77       3,042,017     2.10
Mississippi                  143       0.53         587,629     0.41
Missouri                     278       1.04       1,421,188     0.98
Montana                       62       0.23         123,082     0.08
Nebraska                      73       0.27         292,572     0.20
Nevada                       158       0.59         482,242     0.33
New Hampshire                141       0.53         394,745     0.27
New Jersey                 1,963       7.32      21,882,340    15.11
New Mexico                   149       0.56         315,949     0.22
New York                   2,695      10.05      13,847,663     9.56
North Carolina               640       2.39       3,154,944     2.18
North Dakota                  21       0.08         290,987     0.20
Ohio                         719       2.68       3,105,186     2.14
Oklahoma                     220       0.82         688,346     0.48
Ontario                        2       0.01           1,573     0.00
Oregon                       405       1.51       1,345,903     0.93
Other                          3       0.01           2,804     0.00
Pennsylvania               1,408       5.25       6,538,265     4.51
Rhode Island                 138       0.51         474,933     0.33
South Carolina               301       1.12       1,636,562     1.13
South Dakota                  57       0.21         169,333     0.12
Tennessee                    424       1.58       2,875,561     1.99
Texas                      1,819       6.78       7,112,080     4.91
Utah                         142       0.53         844,275     0.58
Vermont                       52       0.19         240,489     0.17
Virginia                     603       2.25       2,337,801     1.61
Washington                   698       2.60       4,303,176     2.97
West Virginia                 98       0.37         439,641     0.30%
Wisconsin                    315       1.17       1,928,178     1.33
Wyoming                       47       0.18          87,715     0.06
                          ------       ----     -----------     ----
                          26,829        100%    144,828,138      100
                          ======       ====     ===========     ====

CIT Equipment Collateral 2002-VT1
Payment Status
at December 31, 2004

                                                % of
                                               Total                      % of
                                   Number      Number      Required     Required
                                     of          of         Payoff       Payoff
Days Delinquent                  Contracts   Contracts      Amount       Amount
---------------                  ---------   ---------   -----------   ---------
Current, including 1 to 30 day
   delinquent contracts            25,034      93.31%    139,168,669     96.09%
31- 60 days delinquent                875       3.26       3,294,028      2.27
61- 90 days delinquent                389       1.45       1,038,697      0.72
91-120 days delinquent                231       0.86         474,724      0.33
Over 120 days delinquent              300       1.12         852,021      0.59
                                   ------     ------     -----------    ------
   Total                           26,829     100.00%    144,828,138    100.00%
                                   ======     ======     ===========    ======

Equipment Type
at December 31, 2004

                                      % of
                                     Number       Required
Finance Lease            Number        of          Payoff      Required
Type of Equipment      Contracts   Contracts       Amount       Amount
-----------------      ---------   ---------    -----------   ----------
Telecommunciations         7739      28.85%     100,403,793      69.33%
General Office
   Equipment/Copiers       3111      11.60       19,036,225      13.14
Computers                 14152      52.75       14,387,043       9.93
Automotive                 1429       5.33        8,770,904       6.06
Other (1)                   361       1.35        2,061,896       1.42
Software                     19       0.07           88,372       0.06
Resources                     7       0.03           33,756       0.02
Transportation                4       0.01           23,993       0.02
Industrial                    6       0.02           11,608       0.01
Machine Tools                 1       0.00           10,548       0.01
                         ------     ------      -----------     ------
                         26,829     100.00%     144,828,138     100.00%
                         ======     ======      ===========     ======

(1) Includes $95,421.8 as the largest and $5,711.6 as the average Required Payoff Amount

Telecommunications

CIT Equipment Collateral 2002-VT1
Required Payoff Amount
at December 31, 2004

                                             % of
                                            Total                      % of
                                Number      Number      Required     Required
                                  of          of         Payoff       Payoff
Required Payoff Amount        Contracts   Contracts      Amount       Amount
----------------------        ---------   ---------   ------------   --------
        0.01 -     5,000.00     21,686      80.83%    $ 28,313,298     19.55%
    5,000.01 -    10,000.00      2,437       9.08       16,979,381     11.72
   10,000.01 -    15,000.00      1,034       3.85       12,653,837      8.74
   15,000.01 -    25,000.00        809       3.02       15,246,410     10.53
   25,000.01 -    50,000.00        507       1.89       17,356,318     11.98
   50,000.01 -   100,000.00        218       0.81       14,808,801     10.23
  100,000.01 -   150,000.00         55       0.21        6,498,661      4.49
  150,000.01 -   250,000.00         44       0.16        8,447,726      5.83
  250,000.01 -   500,000.00         26       0.10        8,661,414      5.98
  500,000.01 - 1,000,000.00          7       0.03        5,039,064      3.48
1,000,000.01 - 1,500,000.00          4       0.01        4,668,881      3.22
1,500,000.01 - 2,500,000.00          1       0.00        1,957,559      1.35
2,500,000.01 - 4,196,789.00          1       0.00        4,196,789      2.90%
                                ------     ------     ------------    ------
                      Total     26,829     100.00%     144,828,138    100.00
                                ======     ======     ============    ======

Remaining Term
at December 31, 2004

                                              % of
                                             Total                      % of
                                 Number      Number      Required     Required
                                   of          of         Payoff       Payoff
Remaining Terms of Contracts   Contracts   Contracts      Amount       Amount
----------------------------   ---------   ---------   ------------   --------
months
 0- 12*                          15,057      56.12%      18,188,896     12.56%
13- 24                           10,481      39.07       99,718,557     68.85
25- 36                            1,281       4.77       19,189,502     13.25
37- 48                               10       0.04        7,731,183      5.34
                                 ------      -----     ------------    ------
 Total                           26,829      100.0%    $144,828,138    100.00%
                                 ======      =====     ============    ======

* Include 490 contracts with <0 Remaining Term. Total RPA amount amounted to $421,430.

CIT Equipment Collateral 2002-VT1
Types of Obligor
at December 31, 2004

                                                      % of
                                                     Total                     % of
                                         Number      Number      Required    Required
                                           of         of          Payoff      Payoff
Type of Obligor                        Contracts   Contracts      Amount      Amount
---------------                        ---------   ---------   -----------   --------
Services Organizations (1)               10,467      39.01%     66,177,133     45.69%
Manufacturing                             2,181       8.13      19,286,083     13.32
Financial Services Institutions           2,041       7.61      12,880,688      8.89
Wholesale Trade                           1,236       4.61       8,926,064      6.16
Retail Trade                              1,898       7.07       8,395,033      5.80
Medical/Healthcare Organizations          1,215       4.53       7,216,616      4.98
Other (2)                                 5,356      19.96       5,061,833      3.50
Communications & Utilities                  288       1.07       4,815,591      3.33
Transportation                              428       1.60       4,786,835      3.31
Construction                                922       3.44       2,890,693      2.00
Printing & Publishing                       303       1.13       2,198,351      1.52
Public Administration                       260       0.97       1,397,295      0.96
Resources & Agriculture                     234       0.87         795,924      0.55
                                         ------     ------     -----------    ------
   Total                                 26,829     100.00%    144,828,138    100.00%
                                         ======     ======     ===========    ======

(1) Primarily: Miscellaneous Services Organizations (30.1%); Engineering, Accounting and Research (15.6%); Auto Repair Services & Parts (14.1%); Business Services (8.3%); and Membership Organizations (7.4%).

(2) Includes $169,341 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 3.50% of the total required payoff amount in the category of "Other" types of obligor.
The servicer notes that the collateral securing approximately 2.60% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.90% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

                                                                                % of
                                         Number    % of Total     Required    Required
Obligors (including contracts              of       Number of      Payoff      Payoff
securing  vendor loans)                Contracts    Contracts      Amount      Amount
-----------------------------          ---------   ----------   -----------   -------
Top 5 Obligors                             59         0.22%     $12,305,778     8.50%

The Top 5 obligors conduct business in the Services, Manufacturing, Transportation and Financial Institution industries.

CIT Equipment Trust 2002-VT1
Scheduled Payments from the Contracts
at December 31, 2004

   Collection         Scheduled
     Period           Cashflows
-----------------   ------------
Positive Rent Due   2,633,343.68

January-2005        7,882,266.76
February-2005       8,718,939.26
March-2005          8,345,954.06
April-2005          8,479,935.24
May-2005            8,246,223.86
June-2005           8,194,325.61
July-2005           7,940,554.19
August-2005         7,719,857.74
September-2005      7,538,755.62
October-2005        7,270,595.32
November-2005       7,065,954.35
December-2005       6,886,765.48
January-2006        6,627,574.22
February-2006       6,234,209.17
March-2006          5,811,309.78
April-2006          5,337,041.03
May-2006            4,890,048.38
June-2006           4,384,957.63
July-2006           3,983,837.30
August-2006         3,405,834.95
September-2006      2,822,470.09
October-2006        2,181,117.76
November-2006       1,809,721.34
December-2006       1,399,812.90
January-2007          998,458.46
February-2007         566,360.66
March-2007            397,694.62
April-2007            362,654.43
May-2007              317,772.92
June-2007             248,415.91
July-2007             244,134.46
August-2007           240,891.92
September-2007        239,451.77
October-2007          237,479.35
November-2007         235,771.97
December-2007         225,413.11
January-2008          225,414.11
February-2008          89,088.23
March-2008             33,618.83
April-2008             33,618.83
May-2008               33,618.83
June-2008              33,618.83
July-2008              33,618.83
August-2008            33,618.83
September-2008         33,619.83
October-2008           11,345.63
November-2008           6,519.36
December-2008           6,276.76